OTHER OPERATING INCOME AND EXPENSES	12 Months Ended
Dec. 31, 2025
Analysis of income and expense [abstract]
OTHER OPERATING INCOME AND EXPENSES	OTHER OPERATING INCOME AND EXPENSES

	Year ended 31 December
CHF in millions	2025	2024[6]	2023⁶
Marketing & commissions	(185.7)	(188.7)	(195.4)
Network related costs	(117.2)	(146.1)	(150.5)
Professional services	(69.5)	(84.0)	(111.6)
Facility & energy	(64.2)	(64.6)	(54.4)
IT expenses	(80.2)	(99.2)	(78.8)
Administration	(39.8)	(39.7)	(39.5)
Call centre services	(42.0)	(40.8)	(47.0)
Allowance for receivables	(19.9)	(30.8)	(15.6)
Other expenses	(4.6)	(2.5)	(66.1)
Total other operating expenses	(623.1)	(696.4)	(758.8)
Capitalised labour as non-current assets	63.3	63.0	68.3
Other income	—	5.1	37.4
Total other operating income and capitalised labour	63.3	68.1	105.7
[6] Reclassified to conform with 2025 presentation of OPEX hierarchy (details on next page).

Other operating expenses

Year ended 31 December 2025 compared to year ended 31 December 2024

In 2025, expenditures for network- related costs decreased by CHF 28.9 million and IT expenses decreased CHF 19.0 million compared to 2024, primarily due to a transfer pricing agreement with the relevant tax authorities covering shared technology platform charges. The agreement establishes a mutually accepted cost amortisation for the covered period. Expenditures for professional services decreased by CHF 14.5 million in 2025 compared to 2024, primarily due to lower cost from updated agreements post spin-off.

Year ended 31 December 2024 compared to year ended 31 December 2023

In 2024, expenditures for professional services experienced a reduction amounting to CHF 27.6 million in comparison to the preceding year. This decline was primarily due to lower cost from updated agreements post spin-off. Furthermore, IT expenses increased by CHF 20.4 million primarily due to higher project spend related to a large customer onboarding in 2024 and higher overall project spend. In 2023, the category "Other" included a CHF 29.1 million ice-hockey distribution-rights penalty issued by the Competition Commission as well as CHF 28.5 million expenses related to restructuring.

The categories disclosed for other operating expenses do not include expenses that were included in other financial-statement line items (such as personnel expenses or depreciation).

Changes in other operating expenses hierarchy

As of Q4 2025, there have been adjustments in the other operating expenses hierarchy. This change reflects a refinement of the other operating expenses hierarchy based on the ways in which management analyses and steers the business. Consequently, the 2024 and 2023 amounts shown in the table above include the following reclassifications:

	Year ended 31 December
CHF in millions	2024	2023
Marketing & commissions	0.1	(0.2)
Network related costs	24.5	16.9
Professional services	21.7	18.6
Facility & energy	1.9	0.7
IT expenses	(41.6)	(29.4)
Administration	(5.0)	(0.1)
Call centre services	(6.1)	(7.8)
Allowance for receivables	4.5	1.3
Other expenses	—	—
Total other operating expenses	—	—